INVESCO ADVISOR FUNDS, INC.
                        Supplement dated April 11, 1997
                     to Prospectus Dated December 31, 1996


     The Board of Directors of INVESCO Advisor Funds, Inc. ("Company"), at a meeting held March 26, 1997, voted to approve a consolidation of the Company's services with those of the A I M family of mutual funds. The Company's investment adviser, INVESCO Services, Inc. ("ISI"), recently became affiliated with A I M Management Group, Inc., a financial services holding company located in Houston, Texas, through a merger described in a proxy statement that was distributed to Company shareholders December 26, 1996. In order to implement the proposed consolidation, shareholders of the Company will be asked to approve (1) a new investment advisory contract with A I M Advisors, Inc. ("AIM") with terms substantially identical to those of the Company's current investment advisory contract with ISI, (2) amendments to the sub-advisory contracts for the individual funds of the Company to reflect the substitution of AIM for ISI as investment adviser (the identity of the current sub-advisers and the operative terms of the sub-advisory contracts will not change), and (3) a new board of directors consisting of persons who are currently directors of various A I M funds. If these changes are approved by shareholders, A I M Distributors, Inc. would become the Company's principal underwriter and certain other service providers to the A I M funds would provide services to the Company. The proposed changes are not expected to increase fees payable by the Company for services. If approved by shareholders, the consolidation with the A I M family of mutual funds is expected to be implemented at some time subsequent to August 1, 1997.